UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2006


                              GLOBAL WATAIRE, INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                  000-31343                              36-4567500
          (Commission File Number)             (IRS Employer Identification No.)


         5050 DE SOREL, SUITE 110                         H4P 1G5
         MONTREAL, QUEBEC, CANADA                       (Zip Code)
       (Principal executive offices)


                                 (514) 395-8780
              (Registrant's telephone number, including area code)

                         International Development Corp.
             534 Delaware Avenue, Suite 412, Buffalo, New York 14202
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On  April  13,  2006,  the  stockholders  of  the  Registrant  approved:

     - The grant of discretionary authority to the board of directors of the Registrant to implement a reverse split of the Registrant's issued and outstanding common stock on the basis of one post-consolidation share for each 1,000 pre-consolidation shares;

     - An amendment to the Registrant's Articles of Incorporation to provide for the change in the Registrant's corporate name from International Development Corp. to Global Wataire, Inc.; and

     - An amendment to the Registrant's Articles of Incorporation to provide for the creation of a second series of common stock to be known as "Series B Common Stock."

     On April 13, 2006, the board of directors of the Registrant approved resolutions to:

     - Immediately implement a reverse split of the Registrant's issued and outstanding common stock on the basis of one post-consolidation share for each 1,000 pre-consolidation shares; and

     - File Articles of Amendment to the Registrant's Articles of Incorporation changing the corporate name of the Registrant from International Development Corp. to Global Wataire, Inc. and providing for classes of the Registrant's common stock as set out in an exhibit attached hereto; and

     - Designate a portion of the Registrant's common stock as "Class B Common Stock," which Class B Common Stock will consist of 50,000,000 shares, and in connection therewith, file the Certificate of Designation for the Class B Common Stock attached hereto as an exhibit.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 11, 2006, Brian Robertson resigned as chief financial officer of the Registrant, and Douglas Robertson resigned as a director of the Registrant, with both of such resignations being effective as of January 31, 2006. There was no disagreement between Messrs. Robertson and Robertson and the Registrant.

     On April 13, 2006, Max Weissengruber resigned as president and chief operating officer of the Registrant, effective immediately. There was no disagreement between Mr. Weissengruber and the Registrant. Mr. Weissengruber remains a director and was elected secretary of the Registrant, as discussed below. Likewise, on April 13, 2006, the board of directors of the Registrant, pursuant to the Bylaws of the Registrant, enlarged the board from five to six members. In order to fill the vacancies created by the resignation effective January 31, 2006 of Douglas Robertson as a director of the Registrant, and the enlargement of the board of directors from five to six members, the board, pursuant to the Bylaws of the Registrant, elected Sydney Harland and Edmund Gorman to serve as directors of the Registrant.

     Also on April 13, 2006, the board of directors of the Registrant elected Betty-Ann Harland as chairman, Sydney Harland as president and chief executive officer, Edmund Gorman as chief financial officer, and Max Weissengruber as secretary.

     ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.
     -------------

      The  following  exhibits  are  filed  herewith:

   EXHIBIT NO.                      IDENTIFICATION OF EXHIBIT
   -----------                       -------------------------
       3.1 Articles of Amendment to the Registrant's Articles of Incorporation changing the corporate name of the Registrant from International Development Corp. to Global Wataire, Inc. and providing for classes of the Registrant's common stock, effective April 14, 2006.

       4.1 Certificate of Designation for the Class B Common Stock covering 50,000,000 shares of the common stock of the Registrant, effective April 14, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April  13,  2006                     GLOBAL  WATAIRE,  INC.


                                            By /s/Sydney Harland
                                            ------------------------------------
                                               Sydney Harland, President and
                                               Chief Executive Officer


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